UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 17, 2007

                              DHB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                  001-13112                  11-3129361
________________________  ________________________  ____________________________
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                              Number)

 2102 SW 2ND STREET, POMPANO BEACH, FLORIDA                           33069
___________________________________________                         __________
   (Address of principal executive office)                          (Zip Code)

                                 (954) 630-0900
              ____________________________________________________
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                  _____________________________________________
                 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (b)

         On or about July 17, 2007, Thomas C. Canfield gave notice of his resignation as General Counsel and Secretary of DHB Industries, Inc. His resignation was effective September 30, 2007.


ITEM 8.01. OTHER EVENTS.

         On October 1, 2007, the Company issued a press release announcing the filing of the Annual Report on Form 10-K for fiscal year 2006. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits

         99.1      Press Release, dated October 1, 2007.





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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DHB INDUSTRIES, INC.



                                         By: /s/ JOHN SIEMER
                                            _____________________________
                                            Name: John Siemer
                                            Title: COO and Chief of Staff



Dated:  October 1, 2007



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                                  EXHIBIT INDEX


99.1     Press Release, dated October 1, 2007.